UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 18, 2010

PMC-Sierra, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19084	94-2925073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3975 Freedom Circle

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 239-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 18, 2010, PMC-Sierra, Inc. (“PMC” or the “Company”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger dated as of October 21, 2010 (the “Merger Agreement”) by and among the Company, a newly formed direct wholly-owned subsidiary of the Company (“Merger Sub”), Wintegra, Inc. (“Wintegra”), and a representative of certain Wintegra equityholders. The Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 26, 2010. The Amendment amends and clarifies certain provisions in the Merger Agreement relating to (1) the Company’s delivery of cash to the paying agent at closing, (2) certain items that are required to be included on the final conversion schedule to be delivered by Wintegra to the Company prior to closing, and (3) the stockholders’ agent.

A copy of the Amendment is filed as Exhibit 2.2 to this report and is incorporated herein by reference. The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by the complete text of the Amendment.

On November 18, 2010, the Company, PMC-Sierra US Inc., a Delaware wholly owned subsidiary of the Company (the “Borrower”), and Bank of America, N.A., as the Lender, entered into a Credit Agreement (the “Credit Agreement”). The Credit Agreement provides the Borrower with a term loan of $220 million (the “Credit Facility”), which was borrowed on November 18, 2010. The Credit Facility was used to finance, in part, the acquisition (the “Acquisition”) of Wintegra by the Company.

The obligations under the Credit Agreement are guaranteed by the Company. In addition, the obligations under the Credit Agreement are secured by a lien on an intercompany promissory note and rights thereunder. Such intercompany note has a maturity date of January 1, 2018.

The interest rate set forth in the Credit Agreement for the loan made under the Credit Facility is the base rate (the higher of the prime rate announced by the Lender or the federal funds effective rate plus 0.50%), plus 1.50%. The Credit Agreement contains customary representations and warranties, events of default, affirmative covenants and negative covenants, that will impose restrictions and limitations on, among other things, dividends, asset sales, the ability to incur additional debt, and additional liens. The Credit Agreement is subject to acceleration upon the occurrence of certain customary events of default including, without limitation: non-payment, breach of representations and warranties, breach of covenants, cross-default to other material indebtedness, insolvency events, material judgments, material ERISA events, change of control and failure to maintain designated levels of liquidity.

A copy of the Credit Agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The description above of the Credit Agreement is qualified in its entirety by the complete text of the Credit Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 18, 2010, PMC completed its previously announced acquisition of Wintegra, a privately held Delaware corporation, pursuant to the Merger Agreement. The Company’s acquisition, pursuant to the Merger Agreement, was effected by merging Merger Sub into Wintegra, with Wintegra continuing on as the surviving corporation and as a direct wholly-owned subsidiary of PMC (the “Merger”).

As consideration for the Merger and pursuant to the terms of the Merger Agreement, PMC paid $240 million, as adjusted pursuant to the Merger Agreement, in exchange for all outstanding equity interests in Wintegra. Unvested Wintegra options that were outstanding at the effective time of the Merger were assumed by PMC and converted into PMC options in the manner described in the Merger Agreement. All other equity interests in Wintegra were exchanged for cash. PMC funded the cash consideration paid at closing from the proceeds of the Credit Agreement described above.

In addition to the consideration paid at the effective time, subject to the terms and conditions of the Merger Agreement, Wintegra equityholders may be entitled to receive an additional earnout payment, not to exceed $60 million, calculated on the basis of Wintegra’s calendar year 2011 revenue above an agreed threshold as described in the Merger Agreement.

A sum of $24 million, deducted from the initial merger consideration, was deposited into an escrow account and will be held for a period of 15 months to secure the indemnification obligations of Wintegra equityholders under the Merger Agreement.

The foregoing description of the Merger Agreement is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 26, 2010 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation of Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 7.01.	Regulation FD Disclosure.

On November 18, 2010, the Company issued a press release announcing that it has concluded the acquisition of Wintegra. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including the exhibit, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language contained in such filings.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

If and to the extent required, the financial statements provided for by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is filed.

(b)	Pro forma financial information.

If and to the extent required, the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among PMC-Sierra, Inc., Rosewood Acquisition Corp., Wintegra, Inc. and Concord (k.t.) Venture Management Ltd., as Stockholders’ Agent, dated as of October 21, 2010 (previously filed as Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed on October 26, 2010).

2.2	Amendment, dated as of November 18, 2010, to the Agreement and Plan of Merger by and among PMC-Sierra, Inc., Rosewood Acquisition Corp., Wintegra, Inc. and Concord (k.t.) Venture Management Ltd., as Stockholders’ Agent, dated as of October 21, 2010.

10.1	Credit Agreement dated as of November 18, 2010 by and among PMC-Sierra US, Inc., a Delaware corporation, PMC-Sierra, Inc., a Delaware corporation, and Bank of America, N.A.

99.1	Company’s Press Release dated November 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMC-Sierra, Inc.

By:	/s/ Michael W. Zellner
Michael W. Zellner Vice President Chief Financial Officer

Date: November 19, 2010

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among PMC-Sierra, Inc., Rosewood Acquisition Corp., Wintegra, Inc. and Concord (k.t.) Venture Management Ltd., as Stockholders’ Agent, dated as of October 21, 2010 (previously filed as Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed on October 26, 2010).

2.2	Amendment, dated as of November 18, 2010, to the Agreement and Plan of Merger by and among PMC-Sierra, Inc., Rosewood Acquisition Corp., Wintegra, Inc. and Concord (k.t.) Venture Management Ltd., as Stockholders’ Agent, dated as of October 21, 2010.

10.1	Credit Agreement dated as of November 18, 2010 by and among PMC-Sierra US, Inc., a Delaware corporation, PMC-Sierra, Inc., a Delaware corporation, and Bank of America, N.A.

99.1	Company’s Press Release dated November 18, 2010.

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